===========================================================================

                   SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                        ----------------------


                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                        ----------------------

     Date of Report (Date of earliest event reported):  January 26, 2001



                     PHOENIX RESTAURANT GROUP, INC.
----------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Georgia                    1-13226               58-1861457
----------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
of incorporation)                                      Identification No.)



7373 North Scottsdale Road, Suite D-120, Scottsdale, AZ      85253
----------------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (480) 483-7055
                                                     --------------


============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     This Current Report on Form 8-K is being filed to report the completion on January 26, 2001, of the sale by Phoenix Restaurant Group, Inc., together with its wholly-owned subsidiaries (the "Company"), of 23 of its Denny's restaurants located in Arizona, Idaho, Utah and Oregon to Mountain Range Restaurants, LLC ("Mountain Range"), pursuant to that certain Asset Purchase Agreement, dated as of January 5, 2001, by and among Mountain Range and the Company (the "Purchase Agreement"), as amended by that certain First Amendment to Asset Purchase Agreement, dated as of January 26, 2001, by and among Mountain Range, the Company, and Phoenix Foods, Inc. (the "Amendment"). Under the transaction, the land, buildings, improvements, certain personal property, certain franchise agreements, certain contracts and other documents, certain inventory, petty cash and goodwill related to, used in connection with, or at the locations were sold for consideration of $20,307,275. The amount of such consideration was paid in cash except for a note from Mountain Range in the amount of $3,036,807.89 and was determined through arms-length negotiations among the parties to the Purchase Agreement.

     Robert Gentz and William Cox, former senior management of the Company, are the principals of Mountain Range.

     The Company issued a Press Release in connection with the transaction described herein. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference as if copied verbatim. The Purchase Agreement and Amendment are filed herewith as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by this reference as if copied verbatim.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements.  None.

     (b) Pro Forma Financial Information. Pursuant to Item 7(b)(2) of Form 8-K, the Company will file any required pro forma financial information by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date that this report is required to be filed.

     (c) Exhibits. See Exhibit Index immediately following the signatures hereto.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHOENIX RESTAURANT GROUP, INC.


Dated: February 12, 2001                    By: /s/ W. Craig Barber
                                               -----------------------------
                                               W. Craig Barber
                                               President


                               EXHIBIT INDEX

Exhibit No.     Description                                       Page No.
----------------------------------------------------------------------------
2.1             Asset Purchase Agreement, dated as of January     3
                5, 2001, by and among Mountain Range
                Restaurants, LLC and Phoenix Restaurant
                Group, Inc.

2.2             First Amendment to Asset Purchase Agreement,      27
                dated as of January 26, 2001, by and among
                Mountain Range Restaurants, LLC, Phoenix
                Restaurant Group, Inc., and Phoenix Foods, Inc.

99.1            Press Release, dated February 9, 2001             31






                                     2